Exhibit 10.63

SIXTH AMENDMENT AGREEMENT

SIXTH AMENDMENT AGREEMENT (this “Agreement”) dated as of February 25, 2009, by and among United Natural Foods, Inc., United Natural Foods West, Inc., United Natural Trading Co., Distribution Holdings, Inc., Springfield Development, LLC, and Millbrook Distribution Services Inc. (collectively, the “Borrowers”), Bank of America, N.A. (“Bank of America”) and the other Lenders party thereto (collectively, the “Lenders”), and Bank of America, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent, and the Documentation Agent, Syndication Agent and Arranger identified therein are party to a certain Amended and Restated Loan and Security Agreement dated April 30, 2004, as amended by a First Amendment dated as of December 30, 2004, a Second Amendment dated as of January 31, 2006, a Third Amendment dated as of November 2, 2007, a Fourth Amendment dated as of November 27, 2007 and a Fifth Amendment dated as of May 28, 2008 (as amended, the “Loan Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Loan Agreement; and

WHEREAS, the Lenders are willing to agree to the amendments set forth herein, all on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.           Definitions.  Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement, as amended hereby.

§2.           Representations and Warranties; Acknowledgment.  The Borrowers hereby represent and warrant to the Lenders as follows:

(a)           Each of the Borrowers has adequate power to execute and deliver this Agreement and each other document to which it is a party in connection herewith and to perform its obligations hereunder or thereunder.  This Agreement and each other document executed in connection herewith have been duly executed and delivered by each of the Borrowers and do not contravene any law, rule or regulation applicable to any Borrower or any of the terms of any other indenture, agreement or undertaking to which any Borrower is a party.  The obligations contained in this Agreement and each other document executed in connection herewith to which any of the Borrowers is a party, taken together with the obligations under the Loan Documents, constitute the legal, valid and binding obligations enforceable against any such Borrower in accordance with their respective terms.

(b)           After giving effect to the transactions contemplated by this Agreement, all the representations and warranties made by the Borrowers in the Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein as if expressly set forth herein or therein, except to the extent that any of such representations and warranties expressly relate by their terms to a prior date.

(c)           No Event of Default under and as defined in any of the Loan Documents has occurred and is continuing on the date hereof.

§3.           Amendments to Loan Agreement.  The Loan Agreement is hereby amended as follows:

3.1.           Amendments to Appendix A.

The definitions of “Permitted Purchase Money Indebtedness”, “Plan” and “Subordinated Debt” are hereby amended and restated in their entirety to read as follows:

“Permitted Purchase Money Indebtedness - any Purchase Money Indebtedness and Capitalized Lease Obligations of Borrowers or Guarantors incurred after the date hereof which is secured solely by a Purchase Money Lien.”

“Plan - an employee benefit plan now or hereafter maintained for employees of Borrowers or their Subsidiaries that is covered by Title IV of ERISA.”

“Subordinated Debt - Indebtedness of Borrowers or their Subsidiaries that is subordinated to the Obligations in a manner satisfactory to Agent.”

Clause (i) of the definition of Restricted Investment is hereby amended and restated in its entirety to read as follows:

“(i)  investments in Subsidiaries of UNF which are Borrowers or Guarantors;”

3.2.           Amendments to Section 9.1.3

Section 9.1.3 of the Loan Agreement is hereby amended by deleting “and” from the end of clause (v), renumbering clause (vi) as clause (vii) and inserting a new clause (vi) to read as follows:

“(vi)           contemporaneously with any Permitted Acquisition, a report supplementing, on a cumulative basis, Exhibit C, Exhibit D, Exhibit E, Exhibit F, Exhibit H, Exhibit I and Exhibit V containing a description of all changes in the information included in such Exhibits as may be necessary for such Exhibits to be accurate and complete, such report to be signed by the chief executive officer or chief financial officer of UNF and to be in a form reasonably satisfactory to the Agent; and”

3.3.           Amendment to Section 9.1.7

Section 9.1.7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.1.7  Taxes and Liens.  Pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and government charges upon it, its income and Properties as and when such taxes, assessments and charges are due and payable, unless and to the extent only that such taxes, assessments and charges are being contested in good faith and by appropriate proceedings and Borrowers maintain, and cause each Subsidiary to maintain, reasonable reserves on their books therefor.  Borrowers shall also pay and discharge, and shall cause each Subsidiary to pay and discharge, any lawful claims which, if unpaid, might become a Lien against any of the Borrowers’ or their Subsidiaries’ Properties except for Permitted Liens.”

3.4.           Amendment to Section 9.1.11

Section 9.1.11 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.1.11  Compliance with Laws.  Comply, and cause each Subsidiary to (i) comply, with all laws, ordinances, governmental rules and regulations to which it is subject, and (ii) obtain and keep in force any and all licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its Properties or the conduct of its business, which violation or failure to obtain might materially and adversely affect the business, prospects, profits, properties, or condition (financial or otherwise) of the Borrowers and their Subsidiaries, taken as a whole.”

3.5.           Amendment to Section 9.1.12

Section 9.1.12 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.1.12  ERISA Compliance.  (i) At all times make, and cause each Subsidiary to make, prompt payment of contributions required to meet the minimum funding standard set forth in ERISA with respect to each Plan; and (ii) notify Agent as soon as practicable of any Reportable Event and of any additional act or condition arising in connection with any Plan which the Borrowers believe might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer any Plan.”

3.6.           Amendment to Section 9.2.2

Section 9.2.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.2.2  Loans.  Make, or permit any Subsidiary of Borrowers to make, any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person; provided, however, that Borrowers and Guarantors may (i) memorialize existing accounts receivable as instruments (provided such accounts receivable shall not be Eligible Accounts), (ii) make loans to customers in the normal course of business and on appropriate commercial terms and security to assist customers in opening stores and (iii) accept promissory notes for loans to their customers in the normal course of business and on appropriate commercial terms and security, in each case, to the extent not prohibited by the terms of this Agreement and Borrowers may make loans or other advances of money between and among the Borrowers and the Guarantors in the ordinary course of business.”

3.7.           Amendment to Section 9.2.3

Section 9.2.3(vii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(vii)           Unsecured Indebtedness incurred among the Borrowers and the Guarantors;”

3.8.           Amendments to Section 9.2.5

Clauses (iii), (vii), (viii) and (x) of Section 9.2.5 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“(iii)           Liens arising in the ordinary course of Borrowers’ or Guarantors’ business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrowers and their Subsidiaries or materially impair the use thereof in the operation of Borrowers’ and their Subsidiaries’ business;”

“(vii)           attachment, judgment, and other similar non-tax liens arising in connection with court proceedings, but only if and for so long as the execution or other enforcement of such liens is and continues to be effectively stayed and bonded on appeal, the validity and amount of the claims secured thereby are being actively contested in good faith and by appropriate lawful proceedings and such liens do not, in the aggregate, materially detract from the value of the Property of the Borrowers or their Subsidiaries or materially impair the use thereof in the operation of the Borrowers’ and their Subsidiaries’ business;”

“(viii)           reservations, exceptions, easements, rights of way, and other similar encumbrances affecting real property, provided that, in Agent’s sole judgment, they do not in the aggregate materially detract from the value of said Properties or materially interfere with their use in the ordinary conduct of the Borrowers’ and their Subsidiaries’ business;”

“(x)           Liens on assets of the Borrowers or the Guarantors that do not constitute Collateral hereunder; and”

3.9.           Amendment to Section 9.2.6

Section 9.2.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.2.6  Subordinated Debt.  Issue or enter into, or permit any Subsidiary to issue or enter into, any agreement to issue Subordinated Debt except upon terms and provisions relating to the maturity and repayment thereof and terms relating to the subordination of payment thereof to the Obligations, in each case reasonably acceptable to the Agent.”

3.10.           Amendment to Section 9.2.11

Section 9.2.11 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.2.11  Bill and Hold Sales, Etc.  Make, or permit any Subsidiary to make, a sale to any customer on a bill and hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.”

3.11.           Amendment to Section 9.2.14

Section 9.2.14 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.2.14  Tax Consolidation.  File or consent to the filing of, or permit any Subsidiary to file or consent to the filing of, any consolidated income tax return with any Person other than a Subsidiary of Borrowers.”

3.12.           Amendment to Section 9.2.15

Section 9.2.15 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.2.15  Business Locations. Transfer, or permit any Subsidiary to transfer, its principal place of business or chief executive office, or open, or permit any Subsidiary to open, any new business location or maintain, or permit any Subsidiary to maintain, warehouses other than as set forth on Exhibit C hereto, except upon at least thirty (30) days prior written notice to Agent.”

3.13.           Amendment to Section 9.2.16

Section 9.2.16 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.2.16  Guaranties.  Except as set forth in Exhibit G hereto, guaranty, assume, endorse or otherwise, in any way, become directly or contingently liable with respect to, or permit any Subsidiary to guaranty, assume, endorse or otherwise, in any way, become directly or contingently liable with respect to, the Indebtedness of any Person except by endorsement of instruments or items of payment for deposit or collection, provided, however, that the Borrowers may (a) enter into guaranties in the ordinary course of business of indebtedness and obligations incurred by Borrowers and their Subsidiaries, (b) make payments (but not prepayments) of principal and interest when due under the terms of the ESOP Notes to the extent that no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to any such payment, (c) guaranty on an unsecured basis the obligations of Subsidiaries established to make acquisitions or investments permitted under Subsection 9.2.1 hereof, and (d) enter into guaranties and environmental indemnity agreements pursuant to the Term Loan Agreement with respect to the Term Loan and the mortgages securing such Term Loan.”

3.14.           Amendment to Section 9.2.18.

Section 9.2.18 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.2.18.  Subsidiaries.  Hereafter create any Subsidiary, or permit any Subsidiary to create any other Subsidiary, except as provided in Subsection 9.2.1 hereof.”

3.15.           Amendment to Section 9.2.19

Section 9.2.19 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.2.19  Change of Business.  Enter into, or permit any Subsidiary to enter into, any new business or make, or permit any Subsidiary to make, any material change in any of Borrowers’ or their Subsidiaries’ business objectives, purposes and operations.”

3.16.           Amendment to Section 9.2.20

Section 9.2.20 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.2.20  Names of Borrowers and Subsidiaries.  Use, or permit any Subsidiary to use, any corporate or limited liability company name (other than its own) or any fictitious name, trade style or “d/b/a” except for the names disclosed on Exhibit F attached hereto.”

3.17.           Amendment to Section 9.2.21

Section 9.2.21 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.2.21  Use of Agent’s or any Lender’s Name.  Without prior written consent of Agent or such Lender, use, or permit any Subsidiary to use, the name of Agent or any Lender or the name of any Affiliates of Agent or any Lender in connection with any of the Borrowers’ or their Subsidiaries’ business or activities, except in connection with internal business matters, as required in dealings with governmental agencies and financial institutions and to trade creditors of the Borrowers or their Subsidiaries solely for credit reference purposes.”

3.18.           Amendment to Section 9.2.22

Section 9.2.22 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.2.22  Margin Securities.  Own, purchase or acquire (or enter into any contracts to purchase or acquire), or permit any Subsidiary to own, purchase or acquire (or enter into any contracts to purchase or acquire), any “margin security” as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Agent shall have received an opinion of counsel satisfactory to Agent that the effect of such purchase or acquisition will not cause this Agreement to violate regulations (T), (U) or (X) or any other Regulations of the Federal Reserve Board then in effect.”

3.19.           New Section 9.2.23

A new Section 9.2.23 is hereby inserted immediately after Section 9.2.22 of the Loan Agreement to read as follows:

“9.2.23  Fiscal Year.  Change the fiscal year of Borrowers or any of Borrowers’ Subsidiaries, or permit any Subsidiary to change its fiscal year or the fiscal year of any other Subsidiary of Borrowers.”

3.20.           Amended Exhibits.

Exhibits C, D, E, F, G, H, I and V to the Loan Agreement are hereby amended and restated as set forth on Exhibits C, D, E, F, G, H, I and V, respectively, attached to this Agreement.

§4.           Ratification, etc.  All of the obligations and liabilities to the Lenders and the Administrative Agent as evidenced by or otherwise arising under the Loan Agreement, the Notes and the other Loan Documents, are, by the Borrowers’ execution of this Agreement, ratified and confirmed in all respects.  In addition, by each Borrower’s execution of this Agreement, such Borrower represents and warrants that neither it nor any of its Subsidiaries has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.  This Agreement and the Loan Agreement shall hereafter be read and construed together as a single document, and all references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Agreement.

§5.           Conditions to Effectiveness.  The effectiveness of the amendments set forth in Section 3 of this Agreement are subject to the prior satisfaction of the following conditions precedent (the date of such satisfaction herein referred to as the “Sixth Amendment Effective Date”):

(a)           Representations and Warranties.  The representations and warranties of the Borrowers contained herein shall be true and correct.

(b)           No Event of Default.  There shall exist no Event of Default or event or circumstance which, with the giving of notice and/or the lapse of time would result in an Event of Default.

(c)           Corporate or Limited Liability Company Action.  The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that all requisite corporate or limited liability company, as applicable, action necessary for the valid execution, delivery and performance by the Borrowers of this Agreement and all other instruments and documents delivered by the Borrowers in connection herewith has been taken.

(d)           Delivery of this Agreement.  The Borrowers, the Administrative Agent and the Lenders shall have executed and delivered this Agreement and each Guarantor shall have acknowledged its acceptance of or agreement to this Agreement and its ratification of the continuing effectiveness of its Guaranty.

(e)           Guarantor Reaffirmation; Guaranties and Security.  Each of the existing Guarantors shall have reaffirmed their respective obligations under their respective Guaranty Agreements pursuant to reaffirmation agreements each in form and substance satisfactory to the Administrative Agent.  Each of Fantastic Foods, Inc. and Mt. Vikos, Inc. shall have executed a Guaranty Agreement in respect of the Obligations and shall have granted to the Administrative Agent, for the benefit of the Administrative Agent and Lenders, a security interest in certain of its assets, in each case in form and substance satisfactory to the Administrative Agent.

(f)           Payment of Expenses.  The Borrowers shall have paid to the Administrative Agent all amounts payable to the Administrative Agent under Section 6 hereof.

(g)           Amendment of Term Loan Agreement.  The Term Loan Agreement shall have been amended by an amendment in form and substance satisfactory to the Lenders.

(h)           Amendment Fees.  The Borrowers shall have paid to the Administrative Agent, for the Pro Rata account of each Lender that executes this Agreement on the date hereof, an amendment fee of 0.125% of the aggregate principal amount of the Revolving Credit Loans.  The Borrowers also shall have paid to the Administrative Agent, for its own account, a fee in the amount specified in that certain letter agreement, dated as of February 25, 2009, among the Administrative Agent and the Borrowers.

§6.           Expenses, Etc.  Without limitation of the amounts payable by the Borrowers under the Loan Agreement and other Loan Documents, the Borrowers shall pay to the Administrative Agent and its counsel upon demand an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the matters related thereto.

§7.           Time is of the Essence; No Waivers by Lenders.  TIME IS OF THE ESSENCE WITH RESPECT TO ALL COVENANTS, CONDITIONS, AGREEMENTS OR OTHER PROVISIONS HEREIN.  Except as otherwise expressly provided for herein, nothing in this Agreement shall extend to or affect in any way the Borrowers’ obligations or the Lenders’ and Administrative Agent’s rights and remedies arising under the Loan Agreement or the other Loan Documents.

§8.           Governing Law.  This Agreement shall for all purposes be construed according to and governed by the laws of the State of Connecticut (excluding the laws thereof applicable to conflicts of law and choice of law).

§9.           Effective Date. The amendments set forth in Section 3 hereof shall become effective among the parties hereto as of the Sixth Amendment Effective Date.  Until the Sixth Amendment Effective Date, the terms of the Loan Agreement prior to its amendment hereby shall remain in full force and effect.  This Agreement is effective as to all provisions other than the amendments set forth in Section 3 hereof at the time that the Borrowers, the Administrative Agent and the Lenders have executed and delivered this Agreement.

§10.           Entire Agreement; Counterparts.  This Agreement sets forth the entire understanding and agreement of the parties with respect to the matters set forth herein, including the amendments set forth herein, and this Agreement supersedes any prior or contemporaneous understanding or agreement of the parties as to any such amendment of the provisions of the Loan Agreement or any Loan Document, except for any such contemporaneous agreement that has been set forth in writing and executed by the Borrowers, the Administrative Agent and the Required Lenders.  This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

BORROWERS:

UNITED NATURAL FOODS, INC.

By:	/s/ Mark E. Shamber
Name: Mark E. Shamber
Title: Treasurer

UNITED NATURAL FOODS WEST, INC.

By:	/s/ Mark E. Shamber
Name: Mark E. Shamber
Title: Treasurer

UNITED NATURAL TRADING CO.

By:	/s/ Mark E. Shamber
Name: Mark E. Shamber
Title: Treasurer

DISTRIBUTION HOLDINGS, INC.

By:	/s/ Mark E. Shamber
Name: Mark E. Shamber
Title: Treasurer

SPRINGFIELD DEVELOPMENT, LLC

By:	/s/ Mark E. Shamber
Name: Mark E. Shamber
Title: Treasurer

MILLBROOK DISTRIBUTION SERVICES INC.

By:	/s/ Mark E. Shamber
Name: Mark E. Shamber
Title: Treasurer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,

By:	/s/ Edgar Ezerins
Name: Edgar Ezerins
Title: Senior Vice President

LENDERS:

BANK OF AMERICA, N.A.,

By:	/s/ Edgar Ezerins
Name: Edgar Ezerins
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, individually and as Co-Syndication Agent

By:	/s/ Thomas Martin
Name: Thomas Martin
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Alberto Casasus, Jr.
Name: Alberto Casasus, Jr.
Title: Vice President

FIRST PIONEER FARM CREDIT, ACA

By:	/s/ Thomas Cosgrove, Jr.
Name: Thomas Cosgrove, Jr.
Title: Vice President

WEBSTER BANK, NATIONAL ASSOCIATION
(f/k/a Webster Bank)

By:	/s/ Stephanie Webster
Name: Stephanie Webster
Title: Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Michael M. Diamond
Name: Michael M. Diamond
Title: Vice President

By:	/s/ George J. Ahlmeyer
Name: George J. Ahlmeyer
Title: Senior Vice President

ROYAL BANK OF CANADA, individually and as Co-Documentation Agent

By:	/s/ Gordon MacArthur
Name: Gordon MacArthur
Title: Authorized Signatory

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
“RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Theodore W. Cox
Name: Theodore W. Cox
Title: Executive Director

By:	/s/ Rebecca Morrow
Name: Rebecca Morrow
Title: Executive Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Scott Troy
Name: Scott Troy
Title: Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Vice President

By:	/s/ Shaheen Malik
Name: Shaheen Malik
Title: Vice President

Each of the undersigned Guarantors
acknowledges and agrees to the foregoing,
and ratifies and confirms in all respects
such Guarantor’s obligations under the
Guaranty Agreements:

NATURAL RETAIL GROUP, INC.

By:	/s/ Mark E. Shamber
Name: Mark E. Shamber
Title: Treasurer

ALBERT’S ORGANICS, INC.

By:	/s/ Mark E. Shamber
Name: Mark E. Shamber
Title: Treasurer

FANTASTIC FOODS, INC.

By:	/s/ Mark E. Shamber
Name: Mark E. Shamber
Title: Treasurer

MT. VIKOS, INC.

By:	/s/ Mark E. Shamber
Name: Mark E. Shamber
Title: Treasurer

AMENDED AND RESTATED EXHIBIT C

Chief Executive Offices and Registered Agents

Chief Executive Offices:

Borrowers:

United Natural Foods, Inc.	313 Iron Horse Way
Providence, RI 02908[1]

United Natural Foods West, Inc.	1101 Sunset Boulevard
Rocklin, CA 95765

United Natural Trading Co.	96 Executive Drive
Edison, NJ 08817

Distribution Holdings, Inc.	313 Iron Horse Way
Providence, RI 02908[1]

Springfield Development, LLC	313 Iron Horse Way
Providence, RI 02908[1]

Millbrook Distribution Services Inc.	88 Huntoon Memorial Hwy
Leicester, MA 01524

Subsidiaries:

Natural Retail Group, Inc.	Seabreeze Shopping Plaza
30555 US Hwy 19N
Palm Harbor, FL

Albert’s Organics, Inc.	200 Eagle Court
Bridgeport, NJ 08014

Fantastic Foods, Inc.	313 Iron Horse Way
Providence, RI 02908[1]

Mt. Vikos, Inc.	1291 Ocean Street
Marshfield, MA 02050

United Natural Transportation Co.	313 Iron Horse Way
Providence, RI 02908[1]

UNFI Canada, Inc.	8755 Keele Street
Concord, Ontario L4K 2N1

1  Changed its chief executive office from 260 Lake Road, Dayville, CT 06241 in September, 2009

Registered Agents:

Borrowers:

United Natural Foods, Inc.:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
302-658-7581

C T Corporation System
1200 South Pine Island Road
Plantation, FL 33324
Phone: 954-473-5503

C T Corporation System
One Corporate Center
Floor 11
Hartford, CT 06103-3220
Phone: 860-724-9044

C T Corporation System
400 Cornerstone Drive
Suite 240
Williston, VT 05495
Phone: 802-878-1500

C T Corporation System (Atlanta)
1201 Peachtree Street, NE
Atlanta, GA 30361
Phone: 404-888-6488

The Corporation Company
1675 Broadway
Suite 1200
Denver, CO 80202
Phone: 303-629-2500

C T Corporation System
116 Pine Street
Suite 320
Harrisburg, PA 17101
Phone: 717-234-6004

C T Corporation System Inc.
100 South 5th Street
Suite 1075
Minneapolis, MN 55402
Phone: 612-333-4315

C T Corporation System
500 East Court Avenue
Suite 500
Des Moines, IA 50309
Phone: 515-245-4469

C T Corporation System
314 East Thayer Avenue
P.O. Box 400
Bismarck, ND 58501
Phone: 701-223-2890

C T Corporation System
818 West Seventh Street
2nd Floor
Los Angeles, CA 90017
Phone: 213-627-8252

C T Corporation System
5400 D Big Tyler Road
Charleston, WV 25313
Phone: 304-776-1152

C T Corporation System
2 Office Park Court
Suite 103
Columbia, SC 29223
Phone: 803-699-6130

C T Corporation System
306 West Main Street
Suite 512
Frankfort, KY 40601
Phone: 502-875-6424

C T Corporation System
155 Federal Street
Suite 700
Boston, MA 02110
Phone: 617-757-6400

C T Corporation System
9 Capitol Street
Concord, NH 03301
Phone: 603-224-2341

The Corporation Trust Company
820 Bear Tavern Road
West Trenton, NJ 08628
Phone: 609-538-1818

C T Corporation System
111 Eighth Avenue
13th Floor
New York, NY 10011
Phone: 212-894-8800

C T Corporation System
251 East Ohio Street
Suite 1100
Indianapolis, IN 46204
Phone: 317-396-9747

United Natural Foods West, Inc.:	C T Corporation System
818 West Seventh Street
2nd Floor
Los Angeles, CA 90017
Phone: 213-627-8252

The Corporation Company
1675 Broadway
Suite 1200
Denver, CO 80202
Phone: 303-629-2500

C T Corporation System
123 East Marcy
Santa Fe, NM 87501
Phone: 505-983-9122

C T Corporation System
2394 E Camelback Road
Phoenix, AZ 85016

C T Corporation System
388 State Street
Suite 420
Salem, OR 97301
Phone: 503-566-6883

C T Corporation System
1801 West Bay Drive, NW
Suite 206
Olympia, WA 98502
Phone: 360-357-6794

C T Corporation System
1111 West Jefferson
Suite 530
Boise, ID 83702
Phone: 208-344-8535

The Corporation Company, Inc.
900 Fort Street Mall
Suite 1800
Honolulu, HI 96813
Phone: 808-524-8000

C T Corporation System
9360 Glacier Highway
Suite 202
Juneau, AK 99801
Phone: 907-586-3340

United Natural Trading Co.:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
Phone: 302-777-0247

C T Corporation System
818 West Seventh Street
2nd Floor
Los Angeles, CA 90017
Phone: 213-627-8252

The Corporation Trust Company
820 Bear Tavern Road
West Trenton, NJ 08628
Phone: 609-538-1818

Distribution Holdings, Inc.	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
Phone: 302-777-0247

Springfield Development, LLC	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
Phone: 302-777-0247

Millbrook Distribution Services Inc.	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
Phone: 302-777-0247

C T Corporation System
155 Federal Street
Suite 700
Boston, MA 02110
Phone: 617-757-6400

C T Corporation System
1200 South Pine Island Road
Plantation, FL 33324
Phone: 954-473-5503

C T Corporation System
One Corporate Center
Floor 11
Hartford, CT 06103-3220
Phone: 860-724-9044

C T Corporation System
155 South Main Street
Suite 301
Providence, RI 02903
Phone: 401-861-7400

C T Corporation System
2394 E Camelback Road
Phoenix, AZ 85016

The Corporation Company
124 West Capitol Avenue
Suite 1900
Little Rock, AR 72201-3736
Phone: 501-244-9034

Peter B. Webster (Domestic Corp)
One Portland Square
Portland,ME 04101
Phone: 207-774-4000

C T Corporation System
9 Capitol Street
Concord, NH 03301
Phone: 603-224-2341

C T Corporation System
400 Cornerstone Drive
Suite 240
Williston, VT 05495
Phone: 802-878-1500

The Corporation Company
1675 Broadway
Suite 1200
Denver, CO 80202
Phone: 303-629-250

C T Corporation System
818 West Seventh Street
2nd Floor
Los Angeles, CA 90017
Phone: 213-627-8252

Subsidiaries:

Natural Retail Group, Inc.:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
Phone: 302-777-0247

C T Corporation System
1200 South Pine Island Road
Plantation, FL 33324
Phone: 954-473-5503

C T Corporation System
155 Federal Street
Suite 700
Boston, MA 02110
Phone: 617-757-6400

The Corporation Trust Incorporated
351 West Camden Street
Baltimore, MD 21201
Phone: 410-539-2837

Albert’s Organics, Inc.:	Kathryn Courtney
3268 E Vernon Avenue
Vernon, CA 90058

C T Corporation System
1200 South Pine Island Road
Plantation, FL 33324
Phone: 954-473-5503

The Corporation Company
1675 Broadway
Suite 1200
Denver, CO 80202
Phone: 303-629-2500

C T Corporation System
116 Pine Street
Suite 320
Harrisburg, PA 17101
Phone: 717-234-6004

C T Corporation System Inc.
100 South 5th Street
Suite 1075
Minneapolis, MN 55402
Phone: 612-333-4315

C T Corporation System
150 Fayetteville Street
Box 1011
Raleigh, NC 27601
Phone: 919-821-7139

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
Phone: 302-777-0247

The Corporation Trust Company
820 Bear Tavern Road
West Trenton, NJ 08628
Phone: 609-538-1818

Mt. Vikos, Inc.:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
Phone: 302-777-0247

C T Corporation System
155 Federal Street
Suite 700
Boston, MA 02110
Phone: 617-757-6400

Fantastic Foods, Inc.:	C T Corporation System
818 West Seventh Street
2nd Floor
Los Angeles, CA 90017
Phone: 213-627-8252

United Natural Transportation, Inc.:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
Phone: 302-777-0247

UNFI Canada, Inc.:	UNFI Canada, Inc.
100 King Street West, Suite 6600
1 First Canadian Place
Toronto, Ontario M5X 1B8

Crease Harman LLP
#800-1070 Douglas Street
Victoria, British Columbia V8W 2S8

Osler, Hoskin & Harcourt LLP
1000 De Le Gauchetiere Street West,
Suite 2100
Montreal, Quebec H3B 4W5

EXHIBIT C

BORROWERS AND SUSIDIARIES

BUSINESS LOCATIONS

Owned/ Leased	Entity	Use	Address	City	State/ Province	Zip	Sq. Ft.	Inventory in Excess of $100,000

OWNED
O	Albert’s Organics	Office/Warehouse	200 Eagle Court	Bridgeport	NJ	08014	35,700	Yes
O	Albert’s Organics	Warehouse	3268 E. Vernon Avenue	Vernon	CA	90058	34,500	Yes
O	UNFI SDS	Office/Warehouse	401 Highway 43 East	Harrison	AR	72601	1,200,000	Yes
O	UNFI-East	Warehouse	100 Lake View Court	Atlanta	GA	30336	327,500	Yes
O	UNFI-East	Office/Warehouse	71 Stow Drive	Chesterfield	NH	03443	319,000	Yes
O	UNFI-East	Office/Warehouse	260 Lake Road	Dayville	CT	06241	352,900	Yes
O	UNFI-East	Office/Warehouse	300 Lake Road	Dayville	CT	06241	90,200	No
O	UNFI-East	Warehouse	655 Commerce Parkway	Greenwood	IN	46143	311,100	Yes
O	UNFI-East	Warehouse	2340 Heinz Road	Iowa City	IA	52240	274,800	Yes
O	UNFI-East	Warehouse	100 Lincoln Street	New Oxford	PA	17350	271,200	No
O	UNFI-West	Warehouse	12745 Earhart Avenue **	Auburn	CA	95602	150,000	No
O	UNFI-West	Warehouse	7909 S. Union Parkway	Ridgefield	WA	98642	239,000	Yes
O	UNFI-West	Office/Warehouse	1101 Sunset Blvd	Rocklin	CA	95765	487,000	Yes
O	UNFI, Canada	Warehouse	35 Rue Du Parc C.P. 209	Scotstown	QC	J0B 3B0	25,000	Yes

LEASED
L	Albert’s Organics	Warehouse	5222 Quincy Street	Mounds View	MN	55112	39,900	Yes
L	Albert’s Organics	Office	2450 17th Ave Suite 250	Santa Cruz	CA	95062	3,935	No
L	Albert’s Organics	Warehouse	11922 General Dr	Charlotte	NC	28273	43,290	Yes

EXHIBIT C

BORROWERS AND SUSIDIARIES

BUSINESS LOCATIONS

Owned/ Leased	Entity	Use	Address	City	State/ Province	Zip	Sq. Ft.	Inventory in Excess of $100,000
L	Woodstock Farms Mfg	Office/Warehouse	96 Executive Drive	Edison	NJ	08817	110,000	Yes
L	UNFI SDS	MTM Storage	6751 Macon Road	Columbus	GA	31907	750	No
L	UNFI SDS	MTM Storage	2420 E. Stop 11 Road	Indianapolis	IN	46227	200	No
L	UNFI SDS	MTM Storage	6915 S. 120th Street	La Vista	NE	68128	400	No
L	UNFI SDS	Office/Warehouse	88 Huntoon Memorial Highway	Leicester	MA	01524	188,000	Yes
L	UNFI SDS	Warehouse	82 Huntoon Memorial Highway	Leicester	MA	01524	35,640	Yes
L	UNFI SDS	MTM Storage	6812 Fountain Ave., E-17	Orlando	FL	32807	200	No
L	UNFI SDS	MTM Storage	5837 South Garnett	Tulsa	OK	74146	1,650	No
L	UNFI SDS	MTM Storage	19501 Arch St	Little Rock	AR	72206	200	No
L	Mt. Vikos	Office	1291 Ocean Street	Marshfield	MA	02050	1,500	No
L	NRG	Retail Store	700 Reistertown	Baltimore	MD	21215	4,000	Yes
L	NRG	Retail Store	1600 Route 28	Centerville	MA	02632	3,000	Yes
L	NRG	Retail Store	108 Marlboro Ave	Easton	MD	21601	3,500	Yes
L	NRG	Retail Store	521 NW 13 Blvd	Gainesville	FL	32601	4,600	Yes
L	NRG	Retail Store	1237 NW 76th Blvd	Gainesville	FL	32606	4,750	Yes
L	NRG	Retail Store	850 Neopolitan Way	Naples	FL	34103	4,800	Yes
L	NRG	Retail Store	1917 E Silver Springs Blvd	Ocala	FL	34470	5,000	Yes
L	NRG	Retail Store	30555 US Highway 19N	Palm Harbor	FL	34684	12,270	Yes
L	NRG	Retail Store	1900-2000 Tamiami Trail	Port Charlotte	FL	33948	9,600	Yes
L	NRG	Retail Store	1930 Stickney Point Rd	Sarasota	FL	34231	4,700	Yes
L	NRG	Retail Store	1279 Beneva Rd S.	Sarasota	FL	34232	8,260	Yes
L	NRG	Retail Store	6651 Central Ave.	St. Petersburg	FL	33710	4,750	Yes
L	UNFI-Select Nutrition	Warehouse	2722 Commerce Way	Philadelphia	PA	19154	100,000	Yes
L	UNFI-Select Nutrition	Office	60 Charles Lindbergh Blvd	Uniondale	NY	11553	7,184	No
L	Tumaro’s	Office/Warehouse	5300 Santa Monica Blvd.	Los Angeles	CA	90029	5,875	Yes
L	UNFI	Office	555 Valley Street	Providence	RI	02908	50,000	No
L	UNFI	Office	1802 Bayberry Court, Suite 301	Richmond	VA	23226	1,000	No
L	UNFI, Canada	Warehouse	4535 Still Creek Ave	Burnaby	BC	V5C 5W1	41,000	Yes
L	UNFI, Canada	Warehouse	12757 Vulcan Way, Ste. 153, Bld “D”	Richmond	BC	V6V 3C8	100,000	Yes
L	UNFI, Canada	Warehouse	1035, 1037, 1045 Commerial Dr	Vancouver	BC	V5L 3X1	7,500	Yes
L	UNFI, Canada	Warehouse	6600 Thimens St	St. Laurent	QC	H4S 1S5	31,000	Yes
L	UNFI, Canada	Office/Warehouse	8755 Keele St	Concord	ON	L4K 2N1	135,000	Yes
L	UNFI-East	Office	25 Mr. Arthur Drive	Chesterfield	NH	03443	4,000	No
L	UNFI-East	Office	17 Stow Drive	West Chesterfield	NH	03466	15,200	No
L	UNFI-East	Office/Warehouse	6100 MacIntosh Road	Sarasota	FL	34238	345,000	Yes
L	UNFI-East	Warehouse	225 Cross Farm Lane	York	PA	17406	675,000	Yes
L	UNFI-West	Warehouse	22 30th North East	Auburn	WA	98002	204,700	Yes
L	UNFI-West	Warehouse	15965 & 15755 E. 32nd Ave.	Aurora	CO	80011	243,208	Yes

EXHIBIT C

BORROWERS AND SUSIDIARIES

BUSINESS LOCATIONS

Owned/ Leased	Entity	Use	Address	City	State/ Province	Zip	Sq. Ft.	Inventory in Excess of $100,000
L	UNFI-West	Warehouse	13204 Philadelphia St.	Fontana	CA	92337	220,200	No
L	UNFI-West	Warehouse	12745 Earhart Avenue **	Auburn	CA	95602	150,000	No
L	UNFI-West	Warehouse	22150 Goldencrest Drive	Moreno Valley	CA	92553	613,000	Yes
L	UNFI-West	Warehouse	2100 Danieldale Road	Lancaster	TX	75134	353,810	No

** The building located on 12745 Earhart Avenue is owned by UNFI-West.  However, the underlying land is leased.

Fantastic Foods, Inc. commonly has inventory in excess of $100,000 located at its manufacturer, Wixon, Inc., 1390 East Bulavar Avenue, St. Francis, Wisconsin 53235.

Fantastic Foods, Inc. commonly has inventory worth in excess of $100,000 stored at its warehousing and distribution vendor, Distribution 2000, Inc., 505 Crossroads Parkway, Bolingbrook, IL 60440

Mt. Vikos, Inc.commonly has inventory worth in excess of $100,000 stored at its warehouse, East Coast Warehousing & Dist. Cor., 1140 Polaris Street, Elizabeth, NJ 07201

UNFI Canada commonly has inventory valued at less than $100,000 located at its manufacturer Les Ruchers Promiel, 8862, Boul. Ste-Anne Château-Richer, Quebec, Canada G0A 1N0

AMENDED AND RESTATED EXHIBIT D

BORROWERS AND SUBSIDIARIES

FOREIGN JURISDICTIONS

Foreign
Company	Qualifications

BORROWERS

United Natural Foods, Inc.

FL-3/26/96 (Reinstated in FL 3/25/04); CT-4/9/96; GA-4/8/96; CO-7/24/95 (requalified in CO 5/2/03); PA-4/3/96; MN-10/18/02; IA-10/21/02; ND-10/24/02; CA-9/14/00; IN-6/2/03; VT - 12/2/05; KY-1/3/06; MA-12/30/05; NH-12/30/05; NJ-12/30/05; RI-11/17/08; WV-11/28/05; SC-12/30/05; NY-12/30/05

United Natural Foods West, Inc. (f/k/a Mountain People’s Warehouse Incorporated)	NM-9/23/96; AZ-9/11/96; WA-9/17/96; OR-9/12/96; ID-9/12/96; HI-10/16/97; CO-11/15/05; AK-2/15/06

United Natural Trading Co. (d/b/a Woodstock Farms Manufacturing)	NJ-2/4/98; CA-2/4/98

Distribution Holdings, Inc.	N/A

Millbrook Distribution Services Inc. (d/b/a UNFI Specialty Distribution Services)	MA-8/27/99; FL-6/1/99; AR-6/2/99; RI-3/22/02; ME-12/1/08; NH-6/11/99; VT-6/9/99; CO-6/1/99

Springfield Development, LLC (f/k/a United Northeast LLC)	N/A

SUBSIDIARIES

Natural Retail Group, Inc.	FL-4/11/95; MD-11/24/93; MA-6/19/94;

Albert’s Organics, Inc.	PA-1/16/90; NC-10/18/95; NJ-10/16/95; FL-10/13/95; DE-10/16/95; CO-11/6/01; MN-7/14/05

Fantastic Foods, Inc.	N/A

Mt. Vikos, Inc.	MA - 2/12/01

United Natural Transportation, Inc.	N/A

UNFI Canada, Inc.	Extra provincially qualified in Ontario, British Columbia and Quebec in May 2010

AMENDED AND RESTATED EXHIBIT E

BORROWERS AND SUBSIDIARIES

CAPITAL STRUCTURE

				# of Shares Authorized		Percentage	Jurisdiction
Company	Class of Stock	# of Shares Authorized	# of Shares Outstanding	But Un-issued	Shareholder/Member	Owned	of Formation

BORROWERS

United Natural Foods, Inc. (“UNFI”)							Delaware
(Greater than 5% Ownership)
	Common	100,000,000	43,317,513 *	56,682,487	FMR LLC**	9.77%
					BlackRock Global Investors**	6.95%
					Jennison Associates LLC**	5.80%
					Employee Stock Ownership Trust***	5.80%

	Preferred	5,000,000	-	5,000,000	N/A

UNITED NATURAL FOODS WEST, INC. (f/k/a Mountain People’s Warehouse Incorporated)	Common	100,000	1	99,999	UNFI	100%	Delaware

United Natural Trading Co. (d/b/a Woodstock Farms Manufacturing)	Common	10,000	1,000	9,000	UNFI	100%	Delaware

Springfield Development, LLC (f/k/a United Northeast LLC)	N/A	N/A	N/A	N/A	UNFI	100%	Delaware

Distribution Holdings, Inc.	Common	10,000	100	9,900	UNFI	100%	Delaware

Millbrook Distribution Services Inc. (d/b/a UNFI Specialty Distribution Services)	Common	1,000	1,000	N/A	Distribution Holdings, Inc.	100%	Delaware

SUBSIDIARIES

Natural Retail Group, Inc.	Common	10,000	1,000	9,000	UNFI	100%	Delaware

Albert’s Organics, Inc.	Voting	99,500	579.36	98,920.64	UNFI	100%	California
	Non-Voting	500	-	500

Fantastic Foods, Inc.	Common	20,000,000	1,000	19,999,000	UNFI	100%	California

Mt. Vikos, Inc.	Common	400,000	362,605	37,395	UNFI	100%	Delaware

United Natural Transportation Co.	Common	10,000	1,000	9,000	UNFI	100%	Delaware

UNFI Canada, Inc.	Common	Unlimited	100	Unlimited	UNFI	100%	Canada

*  As of June 7, 2010

** As of March 31, 2010

*** As of November 17, 2009

All corporate affiliates are as set forth above.  There are no joint venture affiliates.

AMENDED AND RESTATED EXHIBIT F

ALTERNATE CORPORATE NAMES, MERGERS

and STATE ID #s

Alternate Names:

Borrowers

1.            United Natural Foods, Inc. (“UNF”) was formerly known as Cornucopia Natural Foods, Inc. and has previously done business under the name Cornucopia Natural Foods in the states of Connecticut, Georgia, Florida and Pennsylvania.

UNF purchased the assets of Blooming Prairie Cooperative Warehouse and has previously done business in the States of Iowa and North Dakota under the name “Blooming Prairie Warehouse”.

UNF purchased all the assets of Select Nutrition Distributors, Inc. including all of its stock, but subsequently merged this subsidiary up into UNF.  UNF does business nationally under the name “Select Nutrition Distributors”.

UNF is the survivor by merger of the following subsidiaries:

Stow Mills, Inc.

Select Nutrition Distributors, Inc.

In January 2008, UNF purchased all the assets of Tumaro’s Gourmet Tortillas, and utilizes the name Tumaro’s Gourmet Tortillas Nationally.

2.            United Natural Foods West, Inc. (f/k/a Mountain People’s Warehouse Incorporated) acquired substantially all of the assets of Shojin Natural Foods and does business under the name Shojin Natural Foods in the State of Hawaii.

United Natural Foods West, Inc. is the survivor by merger of the following subsidiaries:

NutraSource, Inc.

Rainbow Natural Foods, Inc.

In the State of Colorado, United Natural Foods West, Inc. has previously done business under the following trade names:

Rainbow Natural Foods Distributing, Ltd.

Rainbow Distributing, Ltd.

Rainbow Foods Distributing, Ltd.

3.            United Natural Trading Co. acquired substantially all of the assets of Hershey Import Co., Inc. and does business under the name Woodstock Farms Manufacturing.

4.            Springfield Development, LLC was formerly known as United Northeast LLC.

5.            Millbrook Distribution Services, Inc. operates under the name UNFI Specialty Distribution Services.

Subsidiaries

1.            Natural Retail Group, Inc. (“NRG”) uses or has used the following trade names in the following states:

Florida:

Sunsplash Market

Sunsplash Natural Foods For Less

Mother Earth Market

The Granary

Natures Finest Foods

Palm Harbor Natural Foods

Waterfront Market

Port Charlotte Natural Foods

Massachusetts:

Sunsplash Natural Foods For Less

Cape Cod Natural Foods

Sprouts

Maryland:

Sunsplash Natural Foods For Less

Railway Market

Village Natural Grocers

NRG also acquired substantially all of the assets of the following Persons:

Village Natural Grocers, Inc., a Maryland corporation;

Railway Market, Inc., a Maryland corporation;

Down Home Natural Foods, Inc., a Massachusetts corporation;

Sunsplash Market, Inc., a Florida corporation;

Second Nature of Gainesville, Inc., d/b/a Mother Earth Market, Newberry

Crossing Store, Inc., d/b/a Mother Earth Market,, Ocala Store, Inc., d/b/a Mother Earth Market, Sarasota Store, Inc., d/b/a Mother Earth Market, Stickney Point Store, Inc., d/b/a/ The Granary, North Tail Store, Inc., d/b/a The Granary, and Mother Earth Market, Inc., all Florida corporations;

Natures Finest Foods, Inc., a Florida corporation;

Hodges Management, Inc., a Florida corporation d/b/a Palm Harbor Natural Foods

2.            Albert’s Organics, Inc. purchased all assets of Roots & Fruits Cooperative and does business in the State of Minnesota under the name Roots & Fruits.

Albert’s Organics, Inc. acquired substantially all of the assets of Source Organic, Inc., a California corporation, and utilizes the name Source Organic in California.

3.            UNFI Canada, Inc.: On the date that UNFI Canada, Inc. was incorporated, May 5, 2010, its name was immediately changed from its numbered company name, 7508956 Canada Inc., to UNFI Canada, Inc.

State ID #s:

BORROWERS:

United Natural Foods, Inc.	Delaware	2377138	Corporation

United Natural Foods West, Inc.	California	C1657486	Corporation

United Natural Trading Co. d/b/a Hershey Imports Co., Inc. (NJ)	Delaware	2852049	Corporation

Distribution Holdings, Inc.	Delaware	4230723	Corporation

Springfield Development, LLC	Delaware	3579704	Limited Liability Company

Millbrook Distribution Services Inc.	Delaware	2882792	Corporation

SUBSIDIARIES:

Natural Retail Group, Inc.	Delaware	2345969	Corporation

Albert’s Organics, Inc.	California	C1326751	Corporation

Fantastic Foods, Inc.	California	C0830190	Corporation

Mt. Vikos, Inc.	Delaware	3318140	Corporation

United Natural Transportation Co.	Delaware	3030713	Corporation

UNFI Canada, Inc.	Canada	7508956	Corporation

AMENDED AND RESTATED EXHIBIT F

BORROWERS AND GUARANTORS

CORPORATE NAMES & EINs

		Parent	State/Country	Date of
Company	Chief Executive Office	Company	of Incorporation	Incorporation	EIN/GST

BORROWERS
United Natural Foods, Inc.	313 Iron Horse Way, Providence, RI 02908	N/A	Delaware	2/11/1994	05-0376157

United Natural Foods West, Inc. (f/k/a Mountain People’s Warehouse Incorporated)	1101 Sunset Boulevard, Rocklin, CA 95765	United Natural Foods, Inc.	California	1/16/1990	68-0221552

United Natural Trading Co. (d/b/a Woodstock Farms Manufacturing)	96 Executive Drive, Edison, NJ 08817	United Natural Foods, Inc.	Delaware	1/28/1998	06-1505797

Distribution Holdings, Inc.	313 Iron Horse Way, Providence, RI 02908	United Natural Foods, Inc.	Delaware	10/5/2006	65-1296934

Millbrook Distribution Services Inc. (d/b/a UNFI Specialty Distribution Services)	88 Huntoon Memorial Hwy, Leicester, MA 01524	Distribution Holdings, Inc.	Delaware	4/27/1998	41-0754020

Springfield Development, LLC (f/k/a United Northeast LLC)	313 Iron Horse Way, Providence, RI 02908	United Natural Foods, Inc.	Delaware	11/6/2002	13-4221549

SUBSIDIARIES

Natural Retail Group, Inc.	Seabreeze Shopping Plaza, 30555 US Hwy 19N, Palm Harbor, FL	United Natural Foods, Inc.	Delaware	8/2/1993	06-1383344

Albert’s Organics, Inc.	200 Eagle Court, Bridgeport, NJ 08014	United Natural Foods, Inc.	California	12/19/1984	95-3934152

Fantastic Foods, Inc.	313 Iron Horse Way, Providence, RI 02908	United Natural Foods, Inc.	California	10/24/1977	94-2447092

Mt. Vikos, Inc.	1291 Ocean St., Marshfield, MA 02050	United Natural Foods, Inc.	Delaware	11/28/2000	04-3540616

United Natural Transportation Co.	313 Iron Horse Way, Providence, RI 02908	United Natural Foods, Inc.	Delaware	4/16/1999	52-2349493

UNFI Canada, Inc.	8755 Keele St., Concord, Ontario L4K 2N1	United Natural Foods, Inc.	Canada	5/5/2010	813473253

There are no open tax matters for any of the Borrowers or Guarantors.

AMENDED AND RESTATED EXHIBIT G

GUARANTEES

UNF has guaranteed the obligations of the ESOT under the Loan Agreement dated November 1, 1988, as amended on April 7, 2010, between the ESOT and Norman Cloutier, Steven Townsend, Daniel Atwood and Theodore Cloutier; original principal amount of the Note issued under the Loan Agreement is $4,080,000.

UNF has guaranteed the obligations of Fantastic Foods, Inc. under the Contract Manufacturing and Packaging Agreement dated March 20, 2008 between Fantastic Foods, Inc. and Wixon, Inc.

UNF has agreed to guarantee the obligations of UNFI Canada, Inc. under the terms of that certain lease agreement between SunOpta Inc. (successor-by-merger to Supreme Foods Ltd.) (collectively “Tenant”), Tilzen Holdings Ltd. (the “Landlord”) and SunOpta Inc. dated June 23, 2004 in respect of a lease of Lot 12, Concession 3, designated as Part 7 on Plan 65h-21817, City of Vaughan, Regional Municipality of York, which agreement was assigned to UNFI Canada, Inc. in connection with the closing of UNFI Canada, Inc.’s acquisition of certain of the assets of SunOpta Inc.

AMENDED AND RESTATED EXHIBIT H

BORROWERS AND GUARANTORS

CORPORATE NAMES & EINs

		Parent	State/Country	Date of
Company	Chief Executive Office	Company	of Incorporation	Incorporation	EIN/GST

BORROWERS
United Natural Foods, Inc.	313 Iron Horse Way, Providence, RI 02908	N/A	Delaware	2/11/1994	05-0376157

United Natural Foods West, Inc. (f/k/a Mountain People’s Warehouse Incorporated)	1101 Sunset Boulevard, Rocklin, CA 95765	United Natural Foods, Inc.	California	1/16/1990	68-0221552

United Natural Trading Co. (d/b/a Woodstock Farms Manufacturing)	96 Executive Drive, Edison, NJ 08817	United Natural Foods, Inc.	Delaware	1/28/1998	06-1505797

Distribution Holdings, Inc.	313 Iron Horse Way, Providence, RI 02908	United Natural Foods, Inc.	Delaware	10/5/2006	65-1296934

Millbrook Distribution Services Inc. (d/b/a UNFI Specialty Distribution Services)	88 Huntoon Memorial Hwy, Leicester, MA 01524	Distribution Holdings, Inc.	Delaware	4/27/1998	41-0754020

Springfield Development, LLC (f/k/a United Northeast LLC)	313 Iron Horse Way, Providence, RI 02908	United Natural Foods, Inc.	Delaware	11/6/2002	13-4221549

SUBSIDIARIES

Natural Retail Group, Inc.	Seabreeze Shopping Plaza, 30555 US Hwy 19N, Palm Harbor, FL	United Natural Foods, Inc.	Delaware	8/2/1993	06-1383344

Albert’s Organics, Inc.	200 Eagle Court, Bridgeport, NJ 08014	United Natural Foods, Inc.	California	12/19/1984	95-3934152

Fantastic Foods, Inc.	313 Iron Horse Way, Providence, RI 02908	United Natural Foods, Inc.	California	10/24/1977	94-2447092

Mt. Vikos, Inc.	1291 Ocean St., Marshfield, MA 02050	United Natural Foods, Inc.	Delaware	11/28/2000	04-3540616

United Natural Transportation Co.	313 Iron Horse Way, Providence, RI 02908	United Natural Foods, Inc.	Delaware	4/16/1999	52-2349493

UNFI Canada, Inc.	8755 Keele St., Concord, Ontario L4K 2N1	United Natural Foods, Inc.	Canada	5/5/2010	813473253

There are no open tax matters for any of the Borrowers or Guarantors.

AMENDED AND RESTATED EXHIBIT I

Thursday, June 03, 2010

TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	GRATEFUL HARVEST (WORD MARK)
United States				78723899	3277444	6/6/2006
T02164-US	Z	NAT	Registered	9/30/2005	8/7/2007	8/7/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	GRATEFUL HARVEST (WORD MARK)
United States				78723904	3357403	12/19/2006
T02164-US1	Z	NAT	Registered	9/30/2005	12/18/2007	12/18/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	GRATEFUL HARVEST (WORD MARK)
United States				78723943	3357404	9/5/2006
T02164-US2	Z	NAT	Registered	9/30/2005	12/18/2007	12/18/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	GRATEFUL HARVEST
United States				78175910	2855136
T02164-US3	Z	NAT	Registered	10/18/2002	6/15/2004	6/15/2014
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

Trademark 4 Line Case Print	Page 1 of 36	MDC IPMaster

TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	MISCELLANEOUS DESIGN (GRATEFUL HARVEST LOGO)
United States				78723922	3406848	10/3/2006
T02165-US	Z	NAT	Registered	9/30/2005	4/1/2008	4/1/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	MISCELLANEOUS DESIGN (GRATEFUL HARVEST LOGO)
United States				78723918	3283744	1/17/2006
T02165-US1	Z	NAT	Registered	9/30/2005	8/21/2007	8/21/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	REVERENCE FOR THE LAND
United States				78530706	3054113	11/8/2005
T02166-US	REG	NAT	Registered	12/10/2004	1/31/2006	1/31/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	REVERENCE FOR THE LAND
United States				78530685	3106169	3/28/2006
T02166-US1	REG	NAT	Registered	12/10/2004	6/20/2006	6/20/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	REVERENCE FOR THE LAND
United States				78609835	3023832	9/13/2005
T02166-US2	REG	NAT	Registered	4/15/2005	12/6/2005	12/6/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	REVERENCE FOR THE LAND
United States				78784159	3173978	9/5/2006
T02166-US3	REG	NAT	Registered	1/3/2006	11/21/2006	11/21/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	UNITED NATURAL FOODS (WORD MARK)
International				847419	847419
T02168-IB	REG	P	Registered	1/6/2005	1/6/2005	1/6/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	UNITED NATURAL FOODS (WORD MARK)
Community Trademark				847419	847419
T02168-IB-CTM	REG	P	Registered	10/20/2005	10/20/2005	10/20/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	UNITED NATURAL FOODS (WORD MARK)
Japan				A0000435	847419
T02168-IB-JP	REG	P	Registered	1/6/2005	1/6/2005	1/6/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	UNITED NATURAL FOODS (WORD MARK)
Taiwan				94029813	1231397	10/1/2006
T02168-TW	REG	NAT	Registered	6/22/2005	10/1/2006	10/1/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	UNITED NATURAL FOODS (WORD MARK)
United States				78530623	3049980	11/1/2005
T02168-US	REG	NAT	Registered	12/10/2004	1/24/2006	1/24/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	UNITED NATURAL FOODS AND DESIGN
Hong Kong				300361034	300361034
T02169-HK	REG	NAT	Registered	1/26/2005	1/26/2005	1/26/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	WOODSTOCK FARMS (WORD MARK)
Community Trademark				4666046	4666046	4/17/2006
T02170-CTM	REG	C	Registered	10/4/2005	9/13/2006	10/4/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS (WORD MARK)
Community Trademark				4994083	4994083	9/18/2006
T02170-CTM1	REG	C	Registered	3/17/2006	4/11/2007	3/17/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS (WORD MARK)
Taiwan				94033609	1207882
T02170-TW	REG	NAT	Registered	7/13/2005	5/1/2006	5/1/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS (WORD MARK)
Taiwan				94033608	1208006
T02170-TW1	REG	NAT	Registered	7/13/2005	5/1/2006	5/1/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	WOODSTOCK FARMS (WORD MARK)
Taiwan				94033607	1196782
T02170-TW2	REG	NAT	Registered	7/13/2005	2/16/2006	2/16/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS (WORD MARK)
Taiwan				95013665	1242138
T02170-TW3	REG	NAT	Registered	3/21/2006	12/16/2006	12/16/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS (WORD MARK)
United States				75483354	3458482	7/17/2007
T02170-US	Z	NAT	Registered	5/11/1998	7/1/2008	7/1/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS (WORD MARK)
United States				78609470	3619430	2/24/2009
T02170-US1	REG	NAT	Registered	4/15/2005	5/12/2009	5/12/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	WOODSTOCK FARMS (WORD MARK)
United States				78609472	3619431	2/24/2009
T02170-US2	REG	NAT	Registered	4/15/2005	5/12/2009	5/12/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS (WORD MARK)
United States				78609475	3619432	2/24/2009
T02170-US3	REG	NAT	Registered	4/15/2005	5/12/2009	5/12/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS (WORD MARK)
United States				78782084	3236435	2/13/2007
T02170-US4	REG	NAT	Registered	1/5/2006	5/1/2007	5/1/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS (WORD MARK)
United States				646540	1472520
T02170-US5	REG	NAT	Registered	2/26/1987	1/12/1988	1/12/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	WOODSTOCK FARMS (WORD MARK)
United States				77641949	3741043	4/14/2009
T02170-US6	Z	NAT	Registered	12/31/2008	1/19/2010	1/19/2020
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS (WORD MARK)
United States				77844426		3/2/2010
T02170-US7	Z	NAT	Filed	10/8/2009
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS & DESIGN
Community Trademark				4999157	4999157
T02171-CTM	REG	C	Registered	3/17/2006	8/23/2007	3/17/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS & DESIGN
Taiwan				95013659	1253807	12/16/2006
T02171-TW	REG	NAT	Registered	3/21/2006	3/1/2007	3/1/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

Trademark 4 Line Case Print	Page 8 of 36	MDC IPMaster

TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	WOODSTOCK FARMS & DESIGN
United States				78723956	3546914	9/30/2008
T02171-US	REG	NAT	Registered	9/30/2005	12/16/2008	12/16/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS & DESIGN
United States				78723958	3619439	2/24/2009
T02171-US1	REG	NAT	Registered	9/30/2005	5/12/2009	5/12/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS & DESIGN
United States				78723964	3546915	9/30/2008
T02171-US2	REG	NAT	Registered	9/30/2005	12/16/2008	12/16/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK FARMS & DESIGN
United States				78784101	3236440	2/13/2007
T02171-US3	REG	NAT	Registered	1/23/2006	5/1/2007	5/1/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

Trademark 4 Line Case Print	Page 9 of 36	MDC IPMaster

TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	WOODSTOCK FARMS and Design (logo)
United States
T02171-US5	Z	NAT	Docket
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	AMERICA’S PREMIER CERTIFIED ORGANIC DISTRIBUTOR
United States				78337913	2986653
T02172-US	REG	NAT	Registered	12/8/2003	8/16/2005	8/16/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	BLOOMING PRAIRIE
United States				78107435	2729163	3/12/2003
T02173-US	REG	NAT	Registered	2/7/2002	6/24/2003	6/24/2013
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	EARTH ORIGINS
United States				76187631	2671140
T02174-US	REG	NAT	Registered	12/28/2000	1/7/2003	1/7/2013
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	EXPRESSNACKS
United States				74120751	1731357	7/17/1992
T02175-US	REG	NAT	Registered	12/5/1990	11/10/1992
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	GOURMET ARTISAN HANDCRAFTED FOODS AND DESIGN
United States				75292335	2327088	6/5/1998
T02176-US	REG	NAT	Registered	5/15/1997	3/7/2000	3/7/2020
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	HARVEST BAY (FOR FRUIT SNACKS)
United States				78221541	2919897	9/24/2003
T02177-US	REG	NAT	Registered	3/4/2003	1/18/2005	1/18/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	HARVEST BAY
United States				78141089	2887515	2/26/2003
T02177-US1	REG	NAT	Registered	7/3/2002	9/21/2004	9/21/2014
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	HEALTHY CLIPPINGS
United States				78592493	3065993	12/13/2005
T02178-US	REG	NAT	Registered	3/22/2005	3/7/2006	3/7/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	MOUNTAIN PEOPLES WAREHOUSE
United States				75517573	2263145	4/27/1999
T02179-US	REG	NAT	Registered	7/13/1998	7/20/1999	7/20/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	NATURAL RETAIL GROUP
United States				76187633	2584043
T02180-US	B	NAT	Registered	12/28/2000	6/18/2002	6/18/2012
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	NATURAL RETAIL GROUP
United States				77301706	3452864	4/8/2008
T02180-US1	REG	NAT	Registered	10/11/2007	6/24/2008	6/24/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	NATURAL SEA
United States				78238990	2895383	7/27/2004
T02181-US	REG	NAT	Registered	4/17/2003	10/19/2004	10/19/2014
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	NATURE’S BASICS
United States				78238970	2897160	8/3/2004
T02183-US	REG	NAT	Registered	4/17/2003	10/26/2004	10/26/2014
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	NRG
United States				76187805	2617066
T02186-US	REG	NAT	Registered	12/28/2000	9/10/2002	9/10/2012
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	ORGANIC BABY CERTIFIED ORGANIC BABY FOOD AND DESIGN
United States				75222924	2211644	3/13/1998
T02187-US	REG	NAT	Registered	1/9/1997	12/15/1998	12/15/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	RAINBOW
United States				75179472	2135441	11/18/1997
T02188-US	REG	NAT	Registered	10/10/1996	2/10/1998	2/10/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODFIELD FARMS
United States				75453273	2221771
T02189-US	REG	NAT	Registered	3/19/1998	2/2/1999	2/2/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	RESOURCE ORGANIC
United States				75516249	2378242
T02190-US	B	NAT	Registered	7/9/1998	8/15/2000	8/15/2010
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	RESOURCE ORGANIC
United States				85013131
T02190-US1	REG	NAT	Filed	4/13/2010
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	SOURCE ORGANIC
United States				75516240	2353204
T02191-US	REG	NAT	Registered	7/9/1998	5/30/2000	5/30/2020
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	STOW MILLS
United States				1477015	1477015
T02192-US	REG	NAT	Registered	2/16/1988	2/16/1998	2/16/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	SUNSPLASH MARKET
United States				75153421	2248478
T02193-US	REG	NAT	Registered	8/20/1996	6/1/1999	6/1/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	TENDERFRUIT
United States				78514101	3091709
T02194-US	REG	NAT	Registered	11/9/2004	5/9/2006	5/9/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	WOODSTOCK
United States				646393	1487657	2/16/1988
T02195-US	REG	NAT	Registered	2/25/1987	5/10/1988	5/10/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	RISING MOON ORGANICS & Design
United States				78302417	2884380
T02266-US	REG	NAT	Registered	9/18/2003	9/14/2004	9/14/2014
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	RISING MOON ORGANICS & DESIGN
United States				85012780
T02266-US1	REG	NAT	Filed	4/13/2010
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	PRIMACOTTA
United States				78443407	3261999	11/22/2005
T02267-US	REG	NAT	Registered	6/29/2004	7/10/2007	7/10/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	COOL FRUITS
United States				74258939	1831483
T02283-US	REG	NAT	Registered	3/25/1992	4/19/1994
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	COOL FRUITS
United States				75331482		4/28/2009
T02283-US2	Z	NAT	Filed	7/28/1997
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	COOL FRUITS
United States				75493862
T02283-US3	REG	NAT	Filed	6/1/1998
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	AH! LASKA
United States				76106166	2611611
T02284-US	REG	NAT	Registered	8/10/2000	8/27/2002	8/27/2012
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	MEDITERRANEAN ORGANIC & DESIGN
United States				78038833	2858711
T02294-US	REG	NAT	Registered	12/11/2000	6/29/2004	6/29/2014
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	LORIVA
United States				73691997	1493354
T02295-US	REG	NAT	Registered	10/26/1987	6/21/1988	6/21/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WOODSTOCK ORGANICS
United States				75132043	3233763	9/30/1997
T02301-US	Z	NAT	Registered	7/10/1996	4/24/2007	4/24/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	GOOD KARMA
United States				78975488	3195270
T02308-US	REG	NAT	Registered	4/4/2002	1/2/2007	1/2/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

Trademark 4 Line Case Print	Page 18 of 36	MDC IPMaster

TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	GOOD KARMA
United States				78958467	3359813	7/3/2007
T02308-US1	REG	NAT	Registered	8/23/2006	12/25/2007	12/25/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	GOOD KARMA ORGANIC RICEMILK
United States				78841675	3321352	1/24/2007
T02310-US	Z	NAT	Registered	3/20/2006	10/23/2007	10/23/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	GOOD KARMA ORGANIC RICE DIVINE and Design (with planet earth)
United States				77017247	3399007	5/30/2007
T02311-US	Z	NAT	Registered	10/9/2006	3/18/2008	3/18/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	GOOD KARMA ORGANIC RICE DIVINE
United States				78970581	3424768	6/6/2007
T02321-US	Z	NAT	Registered	9/8/2006	5/6/2008	5/6/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

Trademark 4 Line Case Print	Page 19 of 36	MDC IPMaster

TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	WE RUB FOOD THE RIGHT WAY
United States				77071578	3322663	7/25/2007
T02390-US	REG	NAT	Registered	12/27/2006	10/30/2007	10/30/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	NANTUCKET OFF-SHORE
United States				78963973	3312637	7/31/2007
T02391-US	REG	NAT	Registered	8/30/2006	10/16/2007	10/16/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	COOL FRUITS
Bermuda				26187	26187
T02436-BM	REG	NAT	Registered	6/24/1994	6/24/1994
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WORLD PEACE BEGINS IN THE KITCHEN
United States				77322223	3523496	8/12/2008
T02444-US	REG	NAT	Registered	11/6/2007	10/28/2008	10/28/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	WORLD PEACE BEGINS IN THE KITCHEN
United States				77628725	3647063	4/14/2009
T02444-US1	REG	NAT	Registered	12/8/2008	6/30/2009	6/30/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	TUMARO’S
United States				74506206	1893236
T02498-US	REG	NAT	Registered	3/23/1994	5/9/1995
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	THE HEALTHY MEXICAN FOOD COMPANY
United States				74593532	2064172
T02499-US	REG	NAT	Registered	11/1/1994	5/20/1997
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	HOMESTYLE KITCHENS
United States				75976059	2078150
T02500-US	REG	NAT	Registered	2/8/1994	7/8/1997
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	TUMARO’S GOURMET TORTILLAS
United States				75852865	2465219
T02503-US	REG	NAT	Registered	11/17/1999	7/3/2001	7/3/2011
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	TUMARO’S THE GOURMET TORTILLA
United States				75486112	2471898
T02504-US	REG	NAT	Registered	5/15/1998	7/24/2001	7/24/2011
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	TUMARO’S THE ORIGINAL GOURMET WRAPS
United States				75683942	2764541
T02506-US	REG	NAT	Registered	4/16/1999	9/16/2003	9/16/2013
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	TUMARO’S AMERICA’S FAVORITE GOURMET TORTILLA
United States				76302605	2762465
T02507-US	REG	NAT	Registered	8/20/2001	9/9/2003	9/9/2013
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	KRISPY CRUNCHY PUFFS
United States				76235836	2868274
T02508-US	REG	NAT	Registered	4/4/2001	8/3/2004	8/3/2014
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	TUMARO’S GOURMET TORTILLAS AMERICA’S FAVORITE GOURMET TORTILLAS
United States				78241127	2853695
T02509-US	REG	NAT	Registered	4/23/2003	6/15/2004	6/15/2014
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	WRAPABLES
United States				78388646	2935150
T02511-US	REG	NAT	Registered	3/22/2004	3/22/2005	3/22/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	SOY-FULL HEART
United States				78592409	3131189
T02512-US	REG	NAT	Registered	3/22/2005	8/15/2006	8/15/2016
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	WRAPP-AROUNDS
United States				78436407	2985468
T02513-US	REG	NAT	Registered	6/16/2004	8/16/2005	8/16/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	SOY-FULL HEART FLATBREAD
United States				77093655	3338555
T02514-US	REG	NAT	Registered	1/29/2007	11/20/2007	11/20/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	MILLBROOK MERCHANDISING FOR EXCELLENCE & DESIGN
United States				75012074	2025274
T02517-US	REG	NAT	Registered	10/30/1995	12/24/1996
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	UNFI
United States				77579954	3615593	2/17/2009
T02653-US	REG	NAT	Registered	9/26/2008	5/5/2009	5/5/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	UNFI DRIVEN BY NATURE and Design (logo)
United States				77579975	3634425	3/24/2009
T02654-US	REG	NAT	Registered	9/26/2008	6/9/2009	6/9/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	DRIVEN BY NATURE
United States				77579987	3615594	2/17/2009
T02655-US	REG	NAT	Registered	9/26/2008	5/5/2009	5/5/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	JUNGLE PRODUCTS BEYOND ORGANIC
United States				76674431	3364139
T02660-US	REG	NAT	Registered	3/22/2007	1/8/2008	1/8/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	SELECT NUTRITION DISTRIBUTORS, INC.
United States				76183563	2636805
T02661-US	REG	NAT	Registered	12/21/2000	10/15/2002	10/15/2012
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	TAMARIND TREE A TASTE OF INDIA & DESIGN
United States				74415306	1856858
T02674-US	REG	NAT	Registered	7/22/1993	10/4/1994
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	BLUE MARBLE BRANDS
United States				77628776	3647068	4/14/2009
T02677-US	REG	NAT	Registered	12/8/2008	6/30/2009	6/30/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	A WORLD OF GOOD
United States				77628795	3647069	4/14/2009
T02678-US	REG	NAT	Registered	12/8/2008	6/30/2009	6/30/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	READY SET PASTA
United States				75214895	2229911
T02692-US	REG	NAT	Registered	12/17/1996	3/9/1999	3/9/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	VEGETARIAN CHILI MIX
United States				387780	1283868
T02695-US	B	NAT	Registered	9/23/1982	6/26/1984
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	QUICK PILAF
United States				388230	1283876
T02696-US	B	NAT	Registered	9/23/1982	6/26/1984
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	FANTASTIC FALAFIL MIX
United States				388231	1294730
T02697-US	REG	NAT	Registered	9/23/1982	9/11/1984
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	FANTASTIC FOODS
United States				74075573	1656369
T02698-US	REG	NAT	Registered	7/5/1990	9/10/1991
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	FANTASTIC FOODS & DESIGN
United States				74538772	2070953
T02699-US	REG	NAT	Registered	6/17/1994	6/17/1997
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	JUMPIN’ BLACK BEANS
United States				74485473	1874035
T02700-US	REG	NAT	Registered	2/2/1994	1/17/1995
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	NATURE’S BURGER
United States				74587161	1928000
T02701-US	REG	NAT	Registered	10/18/1994	10/17/1995
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	CHA-CHA CHILI
United States				74485626	2396643
T02702-US	REG	NAT	Registered	2/2/1994	10/24/2000	10/24/2020
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	BIG SOUP
United States				75838190	2502884
T02704-US	REG	NAT	Registered	11/2/1999	10/30/2001	10/30/2011
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	FAST NATURALS
United States				78171912	2841730
T02705-US	REG	NAT	Registered	10/7/2002	5/11/2004	5/11/2014
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	CARB’TASTIC
United States				78333744	2962273
T02707-US	REG	NAT	Registered	11/26/2003	6/14/2005	6/14/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	FANTASTIC WORLD FOODS & DESIGN
Canada				1313434
T02708-CA	REG	NAT	Filed	8/11/2006
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	FANTASTIC WORLD FOODS & DESIGN
United States				78814555	3641277
T02708-US	Z	NAT	Registered	2/14/2006	6/16/2009	6/16/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	FANTASTIC WORLD FOODS
Canada				1313435
T02709-CA	REG	NAT	Filed	8/11/2006
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	FANTASTIC WORLD FOODS
United States				78814540	3518298
T02709-US	REG	NAT	Registered	2/14/2006	10/14/2008	10/14/2018
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	NATURE’S SAUSAGE
Canada				0773911	456848
T02734-CA	REG	NAT	Registered	1/26/1995	4/26/1996	4/26/2011
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	FANTASTIC FOODS & DESIGN
Japan				12630694	4330701
T02737-JP	REG	NAT	Registered	12/14/1994	10/29/1999	10/29/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	FANTASTIC FOODS & DESIGN
Japan				12630794	4282810
T02737-JP1	REG	NAT	Registered	12/14/1994	6/11/1999	6/11/2019
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	MT VIKOS (Stylized)
United States				78892521	3218006
T02746-US	REG	NAT	Registered	5/25/2006	3/13/2007	3/13/2017
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	FETIRI
United States				78318318	2877744
T02747-US	REG	NAT	Registered	10/24/2003	8/24/2004	8/24/2014
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	FIELD DAY
United States				77691780	3782510	7/21/2009
T02769-US	Z	NAT	Registered	3/16/2009	4/27/2010	4/27/2020
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	ENJOY THE HARVEST
United States				77691788
T02770-US	Z	NAT	Filed	3/16/2009		7/21/2009
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	CRITELLI & DESIGN
United States				76511391	2984483
T02776-US	REG	NAT	Registered	5/5/2003	8/16/2005	8/16/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	CRITELLI
United States				76511390	2984482
T02777-US	REG	NAT	Registered	5/5/2003	8/16/2005	8/16/2015
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	MILLBROOK MERCHANDISING FOR EXCELLENCE
United States				75012074	2025274
T02816-US	REG	NAT	Registered	10/30/1995	12/24/1996
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	CARRIAGE TRADE
United States				72104300	760818
T02822-US	REG	NAT	Registered	9/12/1960	11/26/1963
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	THE CHEESE SOURCE
United States				77841755
T02896-US	REG	NAT	Filed	10/5/2009
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	YOUR COMPLETE CHEESE PROGRAM
United States				77841767
T02897-US	REG	NAT	Filed	10/5/2009
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	THE CHEESE SOURCE YOUR COMPLETE CHEESE PROGRAM and Design (logo)
United States				77841787
T02898-US	REG	NAT	Filed	10/5/2009
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	CLEARVUE
United States				77853859
T02899-US	REG	NAT	Filed	10/21/2009		5/4/2010
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	GOURMET ARTISAN
United States				77844388
T02900-US	Z	NAT	Filed	10/8/2009
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	M MEDITERRANEAN ORGANIC and Design (new logo from 2007)
United States				77845506
T02903-US	REG	NAT	Filed	10/9/2009		5/4/2010
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName				ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber		StatusDescription		ApplicationDate	RegistrationDate	ExpirationDate

MarkName	CLEAN PLATE
United States				77860692
T02909-US	REG	NAT	Filed	10/29/2009
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	HEARTLAND MEADOW WHERE GOODNESS GROWS and Design (logo)
United States				77957492
T02966-US	REG	NAT	Filed	3/12/2010
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	HEARTLAND MEADOW (word mark)
United States				77961285
T02968-US	REG	NAT	Filed	3/17/2010
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa
MarkName	EARTH ORIGINS MARKET
United States				85012434
T02977-US	Z	NAT	Filed	4/13/2010
				AttorneyName David R. Josephs	ClientName	United Natural Foods, Inc.
				AgentName	CurrentOwnerNa

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TRADEMARK STANDARD CASE PRINT

CountryName		ApplicationNumber	RegistrationNumber	PublicationDate
DocketNumber	StatusDescription	ApplicationDate	RegistrationDate	ExpirationDate

Criteria	([StatusCode] not in (‘I’)) AND ([ClientName] in (‘United Natural Foods, Inc.’))
Order by	DocketNumber

Record Count	140

Trademark 4 Line Case Print	Page 36 of 36	MDC IPMaster

EXHIBIT I

TRADEMARK CASE PRINT

EXHIBIT I

UNFI Canada, Inc. - Intellectual Property

Trademarks

Trademark	Application No.	Serial/Registration No.	Filing/Registration Date	Status
Canada’s Organic Fresh Food Leader	1000039	TMA555,691	12/19/2001	Registered
Pro Organics and Design	1000040	TMA555,692	12/19/2001	Registered
Pro Organics	1000041	TMA555,693	12/19/2001	Registered
Organic Living	1066193	TMA593305	10/28/2003	Registered
Snapdragon	1005129	TMA558008	2/15/2002	Registered
Natural Sensations	1105409	TMA628142	12/10/2004	Registered
Organic Sensations	1103199	TMA626522	11/24/2004	Registered

Other Intellectual Property — Registered Domain Names

•                  auxmilleetunesaisons.com - expires February 10, 2011

•                  driveorganics.com - expires on October 31, 2010

•                  proorganics.com - expires on April 18, 2011

•                  supreme-foods.com - expires on July 19, 2010

•                  wildwestorganicharvest.com - expires on March 12, 2011

Other Intellectual Property — Intellectual Property Licenses

In connection with UNFI Canada Inc.’s purchase of substantially all of the assets of the Canadian food distribution business of SunOpta Inc.’s Distribution Group business, together with substantially all of the assets of Drive Organics Corp., licenses related to the following intellectual property were sought to be assigned to and/or assumed by the Grantor:

•                  Software Agreement by and between Aux Milles et Une Saisons Inc. and ActiveMedia Développement Inc. dated November 6, 2007 for the Mobile Sales software.

•                  Software Agreement by and between Aux Milles et Une Saisons Inc. and 3SYS Inc for the Dahdri software.

•                  Third Party Products Agreement by and between SunOpta, Inc. and Retalix U.S.A., Inc. dated March 8, 2010 for VoCollect software.

•                  Service Level Agreement by and between SunOpta, Inc. and Symbol Technologies, Canada ULC dated April 15, 2010.

•                  Software License Agreement by and between SunOpta, Inc. and Retalix USA, Inc. dated August 11, 2006 for Retalix licensed software products.

•                  IBM Customer Agreement and Statement of Work for Services by and between SunOpta, Inc. and IBM Canada Limited dated December 11, 2009 and December 15, 2009, respectively.

•                  Master Service Agreement by and between SunOpta, Inc.and TeraGo Networks Inc. dated September 23, 2009 for TeraGo software.

•                  Software License Agreement by and between SunOpta, Inc. and Logivision for the use of the Drive Organics point-of-sale system.

•                  The following software purchased for use by SunOpta, Inc., subject to standard shrinkwrap/click-wrap end-user licensing agreements upon installation:

•                  Acomba

•                  Compact Data Service

•                  IBM iSeries Access for Windows

•                  McAfee Agent

•                  Microsoft SQL Server 2000

•                  Microsoft SQL Server 2005

•                  Microsoft SQL Server 2005 Tools Express Edition

•                  Microsoft SQL Server Desktop Engine (BKUPEXEC)

•                  Microsoft Windows Server 2003 R2 Standard Edition

•                  Microsoft Windows Server 2003 Standard Edition

•                  MySQL Server 5.0

•                  MySQL Tools for 5.0

•                  Pervasive PSQL v10 SP2 Workgroup (32-bit)

•                  Pervasive System Analyzer

•                  Pervasive.SQL NT Server v8.70

•                  PostgreSQL 8.2

•                  Python 2.6 pywin32-212

•                  Python 2.6.2

•                  Sage Accpac System Manager 5.4A

•                  Subversion 1.4.3-r23084

•                  Symantec Backup Exec (TM) 10d for Windows Servers

•                  Symantec Backup Exec (TM) 11d for Windows Servers

•                  Symantec Backup Exec (TM) 12.5 for Windows Servers

•                  Symantec Backup Exec for Windows Servers

•                  Symantec Backup Exec Remote Agent for Windows Servers

•                  Windows Presentation Foundation

•                  Windows Server 2003 Service Pack 2

•                  Xerox WorkCentre M15 Series driver

•                  MoinMoinWiki (Server Software)

•                  Server 2003 Standard (Server Software)

AMENDED AND RESTATED EXHIBIT V

BORROWERS' AND SUBSIDIARIES'

BANK ACCOUNTS

	Bank	Account	Account
Company	Name	Type	Number

United Natural Foods, Inc.	Bank of America	Master Operating - Corp	3756601608
United Natural Foods, Inc.	Bank of America	F.S.A.- Corp	4426241481
United Natural Foods, Inc.	Bank of America	Charity Account	3850129947
United Natural Foods, Inc.	Bank of America	Deposit	3756636547
United Natural Foods, Inc.	Bank of America	Controlled Disbursements	3299119737
United Natural Foods, Inc.	Bank of America	Payroll	3756680603
United Natural Foods, Inc.	Bank of America	Payroll	3756626531
United Natural Foods, Inc.	Bank of America	Payroll	3756680616
United Natural Foods, Inc.	Bank of America	Bottle Deposit - MA	9429227241
United Natural Foods, Inc.	Bank of America	Bottle Deposit - ME	4603163311
United Natural Foods, Inc.	Ocean Bank	Payroll	602001915
United Natural Foods, Inc.	M&T Bank	Payroll	6304060
United Natural Foods, Inc.	Ocean Bank	Deposit	2900003849

United Natural Foods West	Bank of America	Lockbox Deposits	1489202350
United Natural Foods West	Bank of America	Payroll	1123803509
United Natural Foods West	Bank of America	Controlled Disbursements	3299819898

Albert's Organics, Inc.	Bank of America	Deposit	3756636534
Albert's Organics, Inc.	Bank of America	Controlled Disbursements	3299119950
Albert's Organics, Inc.	Bank of America	Payroll	3756616965
Albert's Organics, Inc.	Wells Fargo	Business Checking/Main	2017997

Hershey Import Company	Bank of America	Deposit	3756636576
Hershey Import Company	Bank of America	Controlled Disbursements	3299124984
Hershey Import Company	Bank of America	Payroll	3756636563
Mt. Vikos	Bank of America	Deposit/Checking	009418413612

Natural Retail Group	Bank of America	Deposit	3756636550
Natural Retail Group	Bank of America	Controlled Disbursements	3299119745
Natural Retail Group	Bank of America	Payroll	3756626544
NRG - Store 04	Bank of America	Deposit	3756645936
NRG - Store 06	Bank of America	Deposit	3756645949
NRG - Store 07	Bank of America	Deposit	3756645952
NRG - Store 08	Bank of America	Deposit	3756645965
NRG - Store 09	Bank of America	Deposit	3756645978
NRG - Store 11	Bank of America	Deposit	3756645981
NRG - Store 12	Bank of America	Deposit	3756645994
NRG - Store 13	Bank of America	Deposit	3756646003
NRG - Store 14	Bank of America	Deposit	3756646016
NRG - Store 15	Bank of America	Deposit	3756646029
NRG - Store 17	Bank of America	Deposit	3756646032
NRG - Store 18	Bank of America	Deposit	3756646045
NRG - Corp.	Bank of America	Deposit	3756645923
NRG - Store 19	Bank of America	Deposit	4426529802
NRG - Store 37	Bank of America	Deposit	4426537988

Millbrook Distribution Services, Inc	JP Morgan Chase	Deposit	801-501954
Millbrook Distribution Services, Inc	JP Morgan Chase	Deposit	801-808154
Millbrook Distribution Services, Inc	JP Morgan Chase	Payroll	114-636192
Millbrook Distribution Services, Inc	Bank of America	Payroll	3750969223
Millbrook Distribution Services, Inc	Bank of America	Deposit	3750969236
Millbrook Distribution Services, Inc	Bank of America	Funding	3750969249
Millbrook Distribution Services, Inc	Bank of America	Controlled Disbursement	3299925802
Millbrook Distribution Services, Inc	Bank of America	Payroll	3299925810
Millbrook Distribution Services, Inc	Bank of America	Deposit Transfer	3750204069
Millbrook Distribution Services, Inc	PNC Bank	Checking Account	80-1438-5702

UNFI Canada, Inc.	Bank of Montreal	Operating/CDA-CAD	0002-1617-894
UNFI Canada, Inc.	Bank of Montreal	Operating/USD	0002-4624-546
UNFI Canada, Inc.	Bank of Montreal	Deposit/CDA-CAD	0002-1516-727
UNFI Canada, Inc.	Bank of Montreal	Deposit/CDA-CAD	0752-1066-197
UNFI Canada, Inc.	Bank of Montreal	Deposit/CDA-CAD	0782-1070-198
UNFI Canada, Inc.	Bank of Montreal	Deposit/CDA-CAD	2710-1026-891
UNFI Canada, Inc.	Bank of Montreal	Deposit/CDA-CAD	2464-1058-532
UNFI Canada, Inc.	Bank of America Canada	Operating Account - CAD	7114-49214-207
UNFI Canada, Inc.	Bank of America Canada	Operating Account - USD	7114-49214-108